UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 7, 2017

Date of Report

(Date of earliest event reported)

STARCO BRANDS, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-54892 (Commission File Number)	27-1781753 (IRS Employer Identification No.)
250 26th Street, Suite 200, Santa Monica, California (Address of principal executive offices)		90402 (Zip code)

Registrant’s telephone number, including area code:  818-260-9370

INSYNERGY PRODUCTS, INC.

2501 West Burbank Blvd., Suite 201

Burbank, California 91505

(Former name or former address if changed since last report.)

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

 (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

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Special Note Regarding Forward-looking Statements

This Current Report on Form 8-K contains forward-looking statements.  Words such as “may,” “expect,” “believe,” “anticipate,” “estimate,” “project,” or “continue” or comparable terminology used in connection with any discussion of future events or operating results are forward-looking statements.  You are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this report.  All forward-looking statements reflect our present expectation of future events and are subject to a number of important factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

On September  7, 2017 Insynergy Products, Inc. filed an Amendment to the Articles of Incorporation to change the corporate name to Starco Brands, Inc. (the “Corporate Action”).  Our Board determined the change of the Company’s name was in the best interests of the Company due to changes in our current and anticipated business operations.  In July 2017 the Company entered into a licensing agreement with The Starco Group, located in Los Angeles, California.  The Company intends to focus our marketing efforts on the novel consumer products manufactured by The Starco Group.  The Starco Group is predominantly an aerosol and liquid fill private label manufacturer which manufactures DIY/Hardware, paints, coatings and adhesives, household, air care, disinfectants, automotive, motorcycle, arts & crafts, personal care cosmetics, personal care FDA, sun care, food, cooking oils, beverage and spirits and wine.

On August 17, 2017 the Company filed a definitive Schedule 14C Information with the Securities and Exchange Commission related to the Corporate Action authorized by written consent of a majority of the Company’s shareholders.  On August 17, 2017 the Company mailed copies of that Schedule 14C Information to its shareholders.  After the twenty (20) day waiting period, the Company filed the Amendment to the Articles of Incorporation with the state of Nevada to change the corporate name to Starco Brands, Inc.

As a result of the Company’s name change to Starco Brands, Inc., the Company filed the necessary documents with the Financial Industry Regulatory Authority (“FINRA”) to change our trading symbol. On September 13, 2017 FINRA approved  the trading symbol  change from “ISYG” to “STCB” commencing with trading on September 14, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2017	INSYNERGY PRODUCTS, INC. By: /s/ Ross Sklar Ross Sklar President and Chief Executive Officer

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